2020 CHS Annual Meeting Management Report Jay Debertin, President and CEO Dec. 3, 2020 Exhibit 99.2

Forward-Looking Statements This document and accompanying oral presentation contain and other CHS Inc. internally and publicly available documents contain, and CHS officers and representatives may from time to time make, “forward–looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Report Act of 1995. Forward– looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward– looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward–looking statements. Therefore, you should not place undue reliance on any of these forward–looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward–looking statements are discussed or identified in CHS filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10–K for the fiscal year ended August 31, 2020. Any forward–looking statements made by CHS in this document are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to update any forward–looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise except as required by applicable law.

VIDEO

VIDEO

VIDEO

VIDEO

VIDEO

VIDEO

VIDEO

VIDEO

VIDEO

VIDEO

VIDEO

VIDEO

Exhibit 99.2

2020 CHS Annual Meeting
Management Report

Jay Debertin, President and CEO

Dec. 3, 2020

Forward-Looking Statements

This document and accompanying oral presentation contain and other CHS Inc. internally and publicly available documents contain, and CHS officers and representatives may from time to time make, “forward–looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Report Act of 1995. Forward–looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward–looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward–looking statements. Therefore, you should not place undue reliance on any of these forward–looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward–looking statements are discussed or identified in CHS filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10–K for the fiscal year ended August 31, 2020. Any forward–looking statements made by CHS in this document are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to update any forward–looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise except as required by applicable law.

IMAG




CHS BANS GUNS IN THESE PREMISES
CHS
While on CHS property, please adhere to social distancing:
6 foot distance
6 feet apart from all staff, customers and visitors.


VIDEO

IMAG


CHS


CHS
Bob

IMAG


VIDEO
CMA CGM
Hapag-Lloyd
MAERSK
SEALAND
HAMBURG
HYUNDAI
APL
ONE


CSCL SOUTH CHINA
CMA CGM



ZIM
MAERSK
VIDEO




VIDEO




VIDEO


SENNEBOGEN
00:11
00:20
VIDEO




RAZOR
62 Mack 24ton tender
Chester
GMO 22. Dry Tender 16
Predmore
T285 24 Ton Dry Tender
15 Airflow
Cummingsville
4690 semi
24 Ton Dry Tender
24 Airflow
INSIGNIA






MyCHS - Home
MY CHS
CHS Farmer Owner 1...
Booking Balance
$53,732.75
Bookings
Unpriced Grain Shipments
Delayed Price
0
View
Storage
View
Grain Contracts
To Price
4
View
5
View
To Load Out
0
View
Privacy Policy
Terms of Use


VIDEO


CHS
VIDEO
00:04
00:07


CENEX

IMAG


VIDEO


BROCK
BROCK
CHS
1075
VIDEO




VIDEO
00:00
00:11

IMAG


CHS
VIDEO


MP-2
CHS

Our Fiscal Year 2021 Enterprise Priorities

Navigate the pandemic for the well-being of our people and CHS


BROCK

Our Fiscal Year 2021 Enterprise Priorities

Navigate the pandemic for the well-being of our people and CHS

Deliver on plans to protect our financial health

Our Fiscal Year 2021 Enterprise Priorities

Navigate the pandemic for the well-being of our people and CHS	Deliver on plans to protect our financial health	Advance our operating model to strengthen CHS



IMAG

CHS®